UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 11, 2026

SpyGlass Pharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-43105	83-3044245
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15326 Alton Parkway
Irvine, California 92618
(Address of principal executive offices, including zip code)

(949) 284-6904
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	SGP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On November 11, 2026, SpyGlass Pharma, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended September 30, 2026. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished pursuant to Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 8.01. Other Events.
In October 2026, the Company completed its first implantations in its first-in-human study of the Bimatoprost-Drug Ring System (BIM-DRS), a non-IOL-based sustained drug delivery system for glaucoma designed to deliver up to seven years of bimatoprost.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description
99.1	Press Release of SpyGlass Pharma, Inc., dated November 11, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPYGLASS PHARMA, INC.

	By:	/s/ Jean-Frédéric Viret, Ph.D.
Jean-Frédéric Viret, Ph.D.
Date: November 12, 2026		Chief Financial Officer